UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2026

COSMOS HEALTH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Agiou Georgiou, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

The disclosure required by this Item 3.03 is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2026 Annual Meeting of Stockholders held on July 15, 2026 (the “Annual Meeting”), the stockholders of the Company elected the following to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified:

Grigorios Siokas
Demetrios G. Demetriades
John J. Hoidas
Dr. Anastasios Aslidis
Suhel Bhutawala
Theodoros C. Karkantzos

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2026 Annual Meeting, the stockholders of the Company approved the proposed issuance and designation of one hundred thousand (100,000) shares of Series B Preferred Stock of the Company. The material terms of Series B Preferred Stock are described in detail under “Proposal 4: Approval of Designation and Issuance of Series B Preferred Stock,” commencing on page 32 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 2, 2026, in connection with the Annual Meeting. The Company will file a certificate of designation with the Secretary of State of Nevada, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of Series B Preferred Stock, the form of which is attached hereto as Exhibit A.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 15, 2026, the Company held its 2026 Annual Meeting. Of the 60,043,491 shares of common stock of the Company outstanding on the record date, 28,315,417 shares were present at the Annual Meeting in person or by proxy, representing approximately 47% of the total outstanding shares eligible to vote. All proposals passed, and the directors recommended by the Company were elected.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

2

Proposal 1 – Election of Directors

Name	Votes For	Votes Withheld	Percentage Affirmative
Grigorios Siokas	22,388,863	5,926,554	79.07%
Demetrios G. Demetriades	23,362,049	4,953,368	82.51%
John J. Hoidas	22,945,782	5,369,635	81.04%
Dr. Anastasios Aslidis	23,622,205	4,693,212	83.43%
Suhel Bhutawala	22,946,202	5,369,215	81.04%
Theodoros C. Karkantzos	23,847,672	4,467,745	84.22%

Proposal 2 – The Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Votes For:	23,852,605
Votes Against:	4,391,554
Abstain:	71,258
Percentage Affirmative:	84.24%

Proposal 3 – Approval of Company’s 2026 Equity Omnibus Plan

Votes For:	22,534,586
Votes Against:	5,673,149
Abstain:	107,682
Percentage Affirmative:	79.58%

Proposal 4 – Approval of Designation and Issuance of the Company’s Series B Preferred Stock

Votes For:	22,363,076
Votes Against:	5,818,559
Abstain:	133,782
Percentage Affirmative:	78.98%

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series B Preferred Stock, dated July 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: July 16, 2026	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

4